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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 27, 2006

                          ---------------------------

                                  SENDTEC, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                               000-51702                             43-2053462
    (State or other jurisdiction of            (Commission File Number)                  (I.R.S. Employer
            incorporation)                                                              Identification No.)

      877 EXECUTIVE CENTER DRIVE
        ST. PETERSBURG, FLORIDA
         (Address of principal
          executive offices)                                                                  33702
                                                                                            (Zip Code)

                      Registrant's telephone number, including area code: (727) 576-6630

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         See the disclosure in item 3.03 of this Current Report on Form 8-K, which is incorporated by reference herein.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         In our Current Report on Form 8-K filed on August 24, 2006, we described the material terms of a letter agreement and term sheet (the "Letter
Agreement"), dated August 21, 2006, relating to the modification of our 6%
Senior Secured Convertible Debentures (the "Debentures') and the amendment of certain financial covenants contained in the Securities Purchase Agreement relating thereto. On September 27, 2006, the Company entered into a definitive agreement with holders of at least 75% of the principal amount of the Debentures to effectuate the intent and purpose of the Letter Agreement (the "Debenture
Amendment"). The effectiveness of the Debenture Amendment is contingent upon stockholder approval of a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock. We filed a preliminary proxy statement with the Securities and Exchange Commission relating to such proposal on September 12, 2006 and have a proposed meeting date of
October 26, 2006.

         The complete text of the Debenture Amendment is attached hereto as
Exhibit 10.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

EXHIBIT NO.          DESCRIPTION
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       10.1          Amendment, dated September 27, 2006, by and among SendTec, Inc. and the purchasers signatory thereto.

                     Securities Purchase Agreement, dated October 30, 2005, by and among SendTec, Inc., the purchasers signatory thereto, and Christiana Corporate Services, Inc., in its capacity as
       10.2          administrative agent for the purchasers (incorporated herein by reference to Exhibit 10.1 the
                     Company's Current Report on Form 8-K/A filed on November 7, 2005)

       10.3          Form of Senior Secured Convertible Debenture, dated as of October 31, 2005 (incorporated herein by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K/A filed on November 7,
                     2005)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SENDTEC, INC.

                                 By:      /s/ Paul Soltoff
                                          ----------------------------
                                 Name:    Paul Soltoff
                                 Title:   Chairman and Chief Executive Officer

Date:  September 27, 2006